SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 23, 2013

INERGETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3338 (Commission File Number)	22-1558317 (IRS Employer Identification No.)

550 Broad Street, Newark, NJ 07102 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (908) 604-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 20, 2013 Millennium Biotechnologies, Inc., the wholly-owned subsidiary of Inergetics, Inc. (collectively, the “Company”) was notified by the New Jersey Economic Development Authority that the Company has been preliminarily approved for the Technology Business Tax Certificate Transfer Program. The Company has been preliminarily approved for State Fiscal Year 2014 to transfer $3,357,144 of total available New Jersey State tax benefits of $3,357,144. The transfer should close in January, 2014.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	New Jersey Economic Development Authority letter dated December 20, 2013

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2013

INERGETICS, INC.

By:	/s/ Michael James
Michael James, Chief Executive Officer and Chief Financial Officer

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Exhibit Index

Exhibit	Description
99.1	New Jersey Economic Development Authority letter dated December 20, 2013

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